Free Writing Prospectus
Filed Pursuant to Rule 433
Registration Statement No. 333-184193
Dated January 6, 2014

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    - All International Currency Products
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UUPT ETN

PowerShares DB 3x Long US Dollar Index Futures ETN

Prospectus Fact Sheet

Total Notes Outstanding: $3,449,106 - As of: 12/11/2013

Overview | Performance | News | Related Materials | FAQ

Performance

Growth of $10,000 | Repurchase Value % | Repurchase Value History

Growth of $10,000 1 Year


— UUPT
$11500
$11000
$10500
$10000
$9500
$9000
Jan '13
Mar '13
May '13
Jul '13
Sep '13
Nov '13

UDN ETF

PowerShares DB US Dollar Index Bearish Fund

UDNT ETN

PowerShares DB 3x Short US Dollar Index Futures ETN

UUP ETF

PowerShares DB US Dollar Index Bullish Fund

Start Date: 11-December-2012

End Date: 11-October-2013

Growth $: $9712.62 (-2.9%)

Value: 19.60

Market Price: 19.50

High/Low: 19.20/18.90

Volume: 15,533.00

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Total Returns (%)

as of Nov 2013

○ Quarter-end ◉ Month-end

	Cumulative				Average Annualized			
	1 Month	3 Months	6 Months	YTD	1 Year	3 Year	5 Year	Since Inception
UUPT								
Value	1.39	-6.36	-11.60	-1.15	-2.66	-	-	-0.20
Market Price Returns	3.86	-3.03	-7.72	-0.55	-2.07	-	-	-
Underlying Index								
Deutsche Bank Long U.S. Dollar Index®	-1.56	5.70	-70.18	-68.95	-69.10	-	-	-36.67

Underlying Index								
Deutsche Bank Long U.S. Dollar Index® (USDX) Futures Index	-1.56	5.70	-70.18	-66.95	-69.10	-	-	-36.67
Benchmark Indexes								
Dow Jones-UBS Commodity Index℠	0.00	0.00	0.00	-1.79	-4.35	-	-	-6.38
S&P GSCI Total Return Index	0.00	0.00	0.00	-0.22	-0.87	-	-	-2.43
S&P 500 Index	3.05	11.16	11.91	29.12	30.30	-	-	15.88

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Risks for the PowerShares DB branded Exchange Traded Notes

Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.

The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Risks for the PowerShares DB branded Exchange Traded Notes

Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.

The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potental adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in U.S. Dollar Index futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus. An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

Product List

- Commodities
- Currencies
- Equities
- Fixed Income
- US/Domestic
- International
  - All International Products
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    - All International Currency Products
    - DBBR
    - DBEF
    - DBEM
    - DBGR
    - DBJP
    - DBV
    - UDN
    - UDNT
    - UUP
    - UUPT
  - International Equities
  - International Hybrid
- Target Date
- Hybrid Assets
- Commission-Free
- Currency-Hedged
- Sovereign Debt

Contact Us

To speak with a representative,
call 1-877-369-4617 or submit a request.

International » International Currencies » UDNT » Performance

UDNT
ETN

PowerShares DB 3x Short US Dollar Index Futures ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $1,754,240 - As of: 12/11/2013

Overview | Performance | News | Related Materials | FAQ

Performance

Growth of $10,000 | Repurchase Value % | Repurchase Value History

Growth of $10,000 1 Year


— UDNT
$10000
$9500
$9000
$8500
$8000
Jan '13
Mar '13
May '13
Jul '13
Sep '13
Nov '13

UDN ETF PowerShares DB US Dollar Index Bearish Fund

UUP ETF PowerShares DB US Dollar Index Bullish Fund

UUPT ETN PowerShares DB 3x Long US Dollar Index Futures ETN

Start Date: 11-December-2012 | Market Price : 13.01

End Date : 10-July-2013 | High/Low : -/-

Growth $: $8592.64 (-14.1%) | Volume : -

Value : 15.02

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Total Returns (%)

as of Nov 2013

○ Quarter-end ◉ Month-end

	Cumulative				Average Annualized			
	1 Month	3 Months	6 Months	YTD	1 Year	3 Year	5 Year	Since Inception
UDNT								
Value	-1.56	5.70	10.92	-3.34	-2.01	-	-	-6.42
Market Price Returns	3.43	15.97	49.65	-2.44	-1.21	-	-	-
Underlying Index								
Deutsche Bank Long U.S. Dollar Index®	-1.56	5.70	-70.18	-68.95	-69.10	-	-	-36.67

Underlying Index								
Deutsche Bank Long U.S. Dollar Index® (USDX) Futures Index	-1.56	5.70	-70.18	-68.95	-69.10	-	-	-36.67
Benchmark Indexes								
Dow Jones-UBS Commodity Index℠	0.00	0.00	0.00	-1.79	-4.35	-	-	-6.38
S&P GSCI Total Return Index	0.00	0.00	0.00	-0.22	-0.87	-	-	-2.43
S&P 500 Index	3.05	11.16	11.91	29.12	30.30	-	-	15.66

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Risks for the PowerShares DB branded Exchange Traded Notes

Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.

The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Risks for the PowerShares DB branded Exchange Traded Notes

Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.

The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in U.S. Dollar Index futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus. An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

Contact Us

To speak with a representative,
call 1-877-369-4617 or submit a request.

UUPT ETN

PowerShares DB 3x Long US Dollar Index Futures ETN

Prospectus   Fact Sheet

Total Notes Outstanding: $3,468,970 - As of: 12/10/2013

The PowerShares DB 3x Long US Dollar Index Futures ETN (UUPT) is part of the "PowerShares DB US Dollar Futures ETN" collection. PowerShares DB US Dollar Futures ETNs provide investors with leveraged exposure to a U.S. dollar futures index. The PowerShares DB US Dollar Futures ETNs are based on the Deutsche Bank Long U.S. Dollar Index® (USDX) Futures Index Excess Return™ (the "USDX Futures Index"), which is intended to measure the performance of a long investment in US Dollar Index Futures, as described below. The Exchange Traded Notes are senior unsecured obligations issued by Deutsche Bank AG, London Branch that are linked to the month-over-month performance of an underlying index (the "Index") obtained by combining three times the returns for the 3x Long US Dollar Index Futures ETNs, whether positive or negative, on the Deutsche Bank Long U.S. Dollar Index (USDX) Futures Index Excess Return™, with returns on the DB 3-Month T-Bill Index, less the investor fees. The DB Long U.S. Dollar Index® (USDX) Futures Index seeks to measure the performance of a long position in the US Dollar Index Futures. The underlying assets of the US Dollar Index Futures are futures contracts traded on the ICE Futures U.S., Inc. whose underlying asset is the USDX, which measures the performance of the U.S. dollar against a weighted basket of six major world currencies: the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc (the "Index Currencies"). The price of US Dollar Index Futures are set by the market and reflect the foreign exchange futures prices for the underlying Index Currencies which in turn depend on the current exchange rates for

Regulatory Documents

PROSPECTUS

FACT SHEET

To speak with a representative, call 1-877-369-4617 or submit a request.

Related Funds

UDN ETF — PowerShares DB US Dollar Index Bearish Fund

UDNT ETN — PowerShares DB 3x Short US Dollar Index Futures ETN

UUP ETF — PowerShares DB US Dollar Index Bullish Fund

Dollar, Swedish Krona and Swiss Franc (the "Index Currencies"). The price of US Dollar Index Futures are set by the market and reflect the foreign exchange futures prices for the underlying Index Currencies which in turn depend on the current exchange rates for the Index Currencies and the interest rate differential between the U.S. dollar and the underlying Index Currencies. As such, increases in the USDX Futures Index generally reflect a strengthening of the U.S. dollar compared to the Index Currencies and declines generally reflect a weakening of the U.S. dollar compared to the Index Currencies. Investors can buy and sell the ETNs on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early redemption based on the performance of the Index less investor fees. The issuer has the right to redeem the ETNs at the repurchase value at any time. Investors may redeem the ETNs in blocks of no less than 200,000 securities and multiples of 50,000 securities thereafter, subject to the procedures described in the pricing supplement. Redemptions may include a fee of up to $0.03 per security. Leveraged ETNs are not suitable for all investors.

Risks

Non-principal protected

Leveraged losses

Subject to an investor fee

Limitations on repurchase

Concentrated exposure

Credit risk of the issuer

Issuer call right

Lack of liquidity

Benefits

- Leveraged long notes
- Relatively low cost
- Intraday access
- Listed

UUPT Profile

Inception Date: 05/23/2011

UUPT Financial Details

As of 11-Dec-2013 03:42 PM

UUPT Profile

Inception Date: 05/23/2011

ETN Price at Initial Listing: $20.00

Maturity Date: 06/30/2031

Listing Exchange: NYSE Arca

Yearly Investor Fee: 0.95%

Intraday Intrinsic Value Symbol: UUPTIV

Ticker: UUPT

CUSIP: 25154P873

UUPT Financial Details

As of 11-Dec-2013 03:42 PM

Market Price: $19.20	Change: $0.15
Notes Outstanding: 0.2MM	Volume: 6,200

Pricing Snapshot

Current Pricing 52 Week

Indicative Value

Indicative Intra-day Value: $19.16

Last End of Day Value: $19.22

Last End of Day Date: 12/10/2013

Delayed Data source: www.reuters.com (Data delayed 15 minutes)

Returns

As of Nov-2013

Growth of $10,000 »

UUPT	1 Month	3 Months	6 Months	1 Year	3 Year	5 Year	Since Inception
Repurchase Value	1.39	-6.36	-11.60	-2.66	-	-	-0.20

View Standardized Performance »

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns

Returns

As of Nov 2013

Growth of $10,000 »

UUPT	1 Month	3 Months	6 Months	1 Year	3 Year	5 Year	Since Inception
Repurchase Value	1.39	-6.36	-11.60	-2.66	-	-	-0.20

View Standardized Performance »

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

About the Note's Index

Last Updated 12/10/2013

Index Ticker: USDUPX

Component	Contract Date	Weight %
USD	16-DEC-2013/DEC3	100.00

UUPT News & Press Releases

UUPT News & Press Releases

Archived News

April 15, 2013
Deutsche Bank to Reopen Issuances of Twenty-Six Exchange Traded Notes

March 14, 2013
Deutsche Bank to Temporarily Suspend New Issuances of Twenty-Six Exchange Traded Notes

Risks for the PowerShares DB branded Exchange Traded Notes

Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.

The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in U.S. Dollar index futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus. An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

International » International Currencies » UDNT

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UDNT ETN

PowerShares DB 3x Short US Dollar Index Futures ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $1,749,590 - As of: 12/10/2013

Overview | Performance | News | Related Materials | FAQ

The PowerShares DB 3x Short US Dollar Index Futures ETN (UDNT) is part of the "PowerShares DB US Dollar Futures ETN" collection. PowerShares DB US Dollar Futures Exchange Traded Notes provide investors with leveraged exposure to a U.S. dollar futures index. The PowerShares DB US Dollar Futures ETNs are based on the Deutsche Bank Long U.S. Dollar Index (USDX) Futures Index® Excess Return™ (the "USDX Futures Index"), which is intended to measure the performance of a long investment in US Dollar Index Futures, as described below. The Exchange Traded Notes are senior unsecured obligations issued by Deutsche Bank AG, London Branch that are linked to the month-over-month performance of an underlying index (the "Index") obtained by combining three times the inverse returns for the 3x Short US Dollar Index Futures ETNs, whether positive or negative, on the Deutsche Bank Long U.S. Dollar Index (USDX) Futures Index® Excess Return™, with returns on the DB 3-Month T-Bill Index, less the investor fees.The DB Long U.S. Dollar Index (USDX) Futures Index® seeks to measure the performance of a long position in the US Dollar Index Futures. The underlying assets of the US Dollar Index Futures are futures contracts traded on the ICE Futures U.S., Inc. whose underlying asset is the USDX, which measures the performance of the U.S. dollar against a weighted basket of six major world currencies: the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc (the "Index Currencies"). The price of US Dollar Index Futures are set by the market and reflect the foreign exchange futures prices for the underlying Index Currencies which in turn depend on the current

Regulatory Documents

PROSPECTUS

FACT SHEET

call 1-877-369-4617 or submit a request.

Related Funds

UDN ETF PowerShares DB US Dollar Index Bearish Fund

UUP ETF PowerShares DB US Dollar Index Bullish Fund

UUPT ETN PowerShares DB 3x Long US Dollar Index Futures ETN

market and reflect the foreign exchange futures prices for the underlying Index Currencies which in turn depend on the current exchange rates for the Index Currencies and the interest rate differential between the U.S. dollar and the underlying Index Currencies. As such, increases in the USDX Futures Index generally reflect a strengthening of the U.S. dollar compared to the Index Currencies and declines generally reflect a weakening of the U.S. dollar compared to the Index Currencies. Investors can buy and sell the ETNs on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early redemption based on the performance of the Index less investor fees. The issuer has the right to redeem the ETNs at the repurchase value at any time. Investors may redeem the ETNs in blocks of no less than 200,000 securities and multiples of 50,000 securities thereafter, subject to the procedures described in the pricing supplement. Redemptions may include a fee of up to $0.03 per security. Leveraged inverse ETNs are not suitable for all investors.

Risks

Non-principal protected

Leveraged losses

Subject to an investor fee

Limitations on repurchase

Concentrated exposure

Credit risk of the issuer

Issuer call right

Lack of liquidity

Benefits

- Leveraged short notes
- Relatively low cost
- Intraday access
- Listed

UDNT Profile

Inception Date: 05/23/2011

ETN Price at Initial Listing: $20.00

UDNT Financial Details

As of 11-Dec-2013 03:59 PM

Last Trade: Bid: Ask:

UDNT Profile

Inception Date: 05/23/2011

ETN Price at Initial Listing: $20.00

Maturity Date: 06/30/2031

Listing Exchange: NYSE Arca

Yearly Investor Fee: 0.95%

Intraday Intrinsic Value Symbol: UDNTIV

Ticker: UDNT

CUSIP: 25154P881

UDNT Financial Details

As of 11-Dec-2013 03:59 PM

52 Week High: $18.22

52 Week Low: $12.05


0
Apr '13
Oct '13

Pricing Snapshot

Current Pricing

52 Week

Indicative Value

Indicative Intra-day Value: $17.54

Last End of Day Value: $17.50

Last End of Day Date: 12/10/2013

Delayed Data source: www.reuters.com (Data delayed 15 minutes)

Returns

As of Nov 2013

Growth of $10,000 »

UDNT	1 Month	3 Months	6 Months	1 Year	3 Year	5 Year	Since Inception
Repurchase Value	-1.56	5.70	10.92	-2.01	-	-	-5.42

View Standardized Performance »

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns

UDNT	1 Month	3 Months	6 Months	1 Year	3 Year	5 Year	Since Inception
Repurchase Value	-1.56	5.70	10.92	-2.01	-	-	-6.42

View Standardized Performance »

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

About the Note's Index

Last Updated 12/10/2013

Index Ticker: USDUPX

Component	Contract Date	Weight %
USD	16-DEC-2013/DEC3	-100.00

UDNT News & Press Releases

April 15, 2013
Deutsche Bank to Reopen Issuances of Twenty-Six Exchange Traded Notes

March 14, 2013

UDNT News & Press Releases

Archived News

April 15, 2013
Deutsche Bank to Reopen Issuances of Twenty-Six Exchange Traded Notes

March 14, 2013
Deutsche Bank to Temporarily Suspend New Issuances of Twenty-Six Exchange Traded Notes

Risks for the PowerShares DB branded Exchange Traded Notes

Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.

The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in U.S. Dollar index futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus. An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

Delayed Data source: www.reuters.com (Data delayed 15 minutes)

Growth of $10,000

Returns »


UDNT
10k
5k
0k
Jan '13
Apr '13
Jul '13
Oct '13

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

View Standardized Performance »

About the Note's Index

Last Updated 12/19/2013

Index Ticker: USDUPX

Contact Us

To speak with a representative,
call 1-877-369-4617 or submit a request.

UDN ETF PowerShares DB US Dollar Index Bearish Fund

UUP ETF PowerShares DB US Dollar Index Bullish Fund

UUPT ETN PowerShares DB 3x Long US Dollar Index Futures ETN

Performance

Growth of $10,000 | Repurchase Value % | Repurchase Value History

Repurchase Value % — 1 Year



Index
UDNT
0
-20
-40
-60
-80
Jan '13
Mar '13
May '13
Jul '13
Sep '13
Nov '13

Start Date: 19-December-2012	Value: 17.43
End Date: 17-December-2013	Market Price: 17.45
Repurchase Value %: -3.27%	High/Low: 17.34/17.15
Index Level %: -68.05%	Volume: 8,273.00

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Contact Us

To speak with a representative,
call 1-877-369-4617 or submit a request.

UDN ETF — PowerShares DB US Dollar Index Bearish Fund

UUP ETF — PowerShares DB US Dollar Index Bullish Fund

UUPT ETN — PowerShares DB 3x Long US Dollar Index Futures ETN

Performance

Growth of $10,000 | Repurchase Value % | Repurchase Value History

Repurchase Value History — 1 Year


UDNT
18
17
16
15
14
Jan '13
Mar '13
May '13
Jul '13
Sep '13
Nov '13

Start Date: 19-December-2012
End Date: 19-December-2013
Value: 17.06

Value: 17.06
Market Price: -
High/Low: -/18.13
Volume: -

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Last End of Day Value: $19.71

Last End of Day Date: 12/19/2013

Delayed Data source: www.reuters.com (Data delayed 15 minutes)

Growth of $10,000

Returns »


UUPT
10k
5k
0k
Jan '13
Apr '13
Jul '13
Oct '13

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

View Standardized Performance »

Contact Us

To speak with a representative,
call 1-877-369-4617 or submit a request.

UDN ETF PowerShares DB US Dollar Index Bearish Fund

UDNT ETN PowerShares DB 3x Short US Dollar Index Futures ETN

UUP ETF PowerShares DB US Dollar Index Bullish Fund

Growth of $10,000 | Repurchase Value % | Repurchase Value History

Repurchase Value % 1 Year


Index
UUPT
20
0
-20
-40
-60
-80
Jan '13
Mar '13
May '13
Jul '13
Sep '13
Nov '13

Start Date: 19-December-2012	Value: 19.71
End Date: 19-December-2013	Market Price: 19.50
Repurchase Value %: 0.87%	High/Low: 19.50/19.37
Index Level %: -68.73%	Volume: 2,204.00

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Total Returns (%)

Contact Us

To speak with a representative,
call 1-877-369-4617 or submit a request.

UDN ETF — PowerShares DB US Dollar Index Bearish Fund

UDNT ETN — PowerShares DB 3x Short US Dollar Index Futures ETN

UUP ETF — PowerShares DB US Dollar Index Bullish Fund

Growth of $10,000 | Repurchase Value % | Repurchase Value History

Repurchase Value History — 1 Year


UUPT
23
22
21
20
19
18
Jan '13
Mar '13
May '13
Jul '13
Sep '13
Nov '13

Start Date: 19-December-2012
End Date: 19-December-2013
Value: 19.71

Value: 19.71
Market Price: 19.50
High/Low: 19.50/19.37
Volume: 2,204.00

ETN repurchase value performance figures reflect repurchase value, which would require investors to have a minimum number of shares (found in pricing supplement). Repurchase value takes into account the current principal amount and the monthly returns from the relevant indexes, less the investor fee. As a result, the ETN performance would have been lower than the relevant index. Market price returns are calculated using the change in the bid/ask midpoint at 4 p.m. ET expressed as a percentage change from the beginning to the end of the specified time period. See the prospectus for more complete information. Investors holding less than the minimum number of shares required to effect a repurchase would have to sell their shares at prevailing market prices, which may be at a discount to the repurchase value. Indexes are unmanaged, and you cannot invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data current to the most recent month end can be obtained by calling 1-855-329-3837 or by visiting www.dbxus.com.

Total Returns (%)